UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 5, 2005
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                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


                000-32475                                84-1408762
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         (Commission File Number)              (IRS Employer Identification No.)

1801 Century Park East, Suite 1830, Los Angeles, California        90067-2320
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        (Address of Principal Executive Offices)                   (Zip Code)

                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)

                            SECTION 8 -- OTHER EVENTS

Item 8.01  Other Events

      On October 5, 2005, the registrant announced that it expects its revenue for the second quarter of fiscal 2006 ended August 31, 2005 to show significant growth compared to the revenue for the first quarter ended May 31, 2005. Total sales for the second quarter are expected to range from $4.7 million to $4.8 million in fiscal 2006 in comparison to $3.5 million in the first quarter of fiscal 2006.

      The registrant's press release is attached to this Current Report as
Exhibit 99.1


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

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 5, 2005                              ASTRATA GROUP INCORPORATED


                                                     By: /s/ Martin Euler
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                                                         Martin Euler
                                                         Chief Financial Officer


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